



ACQUISITION OF FOOT LOCKER

MAY 15, 2025

CAUTIONARY STATEMENT RELATING TO FORWARD LOOKING INFORMATION

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified as those that may predict, forecast, indicate or imply future results or performance and by forward-looking words such as "believe", "anticipate", "expect", "estimate", "predict", "intend", "plan", "project", "goal", "will", "will be", "will continue", "will result", "could", "may", "might" or any variations of such words or other words with similar meanings. Any statements about DICK'S Sporting Goods, Inc.'s ("DICK'S Sporting Goods"), Foot Locker, Inc.'s ("Foot Locker") or the combined company's plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. These statements are subject to known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time, many of which may be beyond DICK'S Sporting Goods', Foot Locker's and the combined company's control. DICK'S Sporting Goods', Foot Locker's and the combined company's future performance and actual results may differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. Forward-looking statements include statements regarding, among other things, the benefits of the combination of DICK'S Sporting Goods and Foot Locker (the "Transaction"), including future financial and operating results and the combined company's plans, objectives, expectations, intentions, growth strategies and culture and other statements that are not historical facts.

Factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements include, but are not limited to, current macroeconomic conditions, including prolonged inflationary pressures, potential changes to international trade relations, geopolitical conflicts and adverse changes in consumer disposable income; supply chain constraints, delays and disruptions; fluctuations in product costs and availability due to tariffs, currency exchange rate fluctuations, fuel price uncertainty and labor shortages; changes in consumer demand for products in certain categories and consumer lifestyle changes; intense competition in the sporting goods industry; the overall success of DICK'S Sporting Goods', Foot Locker's and the combined company's strategic plans and initiatives; DICK'S Sporting Goods', Foot Locker's and the combined company's vertical brand strategy and plans; DICK'S Sporting Goods', Foot Locker's and the combined company's ability to optimize their respective distribution and fulfillment networks to efficiently deliver merchandise to their stores and the possibility of disruptions; DICK'S Sporting Goods', Foot Locker's and the combined company's dependence on suppliers, distributors, and manufacturers to provide sufficient quantities of quality products in a timely fashion; the potential impacts of unauthorized use or disclosure of sensitive or confidential customer, employee, vendor or other information; the risk of problems with DICK'S Sporting Goods', Foot Locker's and the combined company's information systems, including e-commerce platforms; DICK'S Sporting Goods', Foot Locker's and the combined company's ability to attract and retain customers, executive officers and employees; increasing labor costs; the effects of the performance of professional sports teams within DICK'S Sporting Goods', Foot Locker's and the combined company's core regions of operations; DICK'S Sporting Goods', Foot Locker's and the combined company's ability to control expenses and manage inventory shrink; the seasonality of certain categories of DICK'S Sporting Goods', Foot Locker's and the combined company's operations and weather-related risks; changes in applicable tax laws, regulations, treaties, interpretations and other guidance; product safety and labeling concerns; the projected range of capital expenditures of DICK'S Sporting Goods, Foot Locker and the combined company, including costs associated with new store development, relocations and remodels and investments in technology; plans to return capital to stockholders through dividends and share repurchases, if any; DICK'S Sporting Goods', Foot Locker's and the combined company's ability to meet market expectations; the influence of DICK'S Sporting Goods' Class B common stockholders and associated possible scrutiny and public pressure; compliance and litigation risks; DICK'S Sporting Goods', Foot Locker's and the combined company's ability to protect their respective intellectual property rights or respond to claims of infringement by third parties; the availability of adequate capital; obligations and other provisions related to DICK'S Sporting Goods', Foot Locker's and the combined company's indebtedness; DICK'S Sporting Goods', Foot Locker's and the combined company's future results of operations and financial condition; the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the Transaction; the outcome of any legal proceedings that may be instituted against DICK'S Sporting Goods or Foot Locker, including with respect to the Transaction; the possibility that the Transaction does not close when expected or at all because required regulatory or shareholder approvals or other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction, including anticipated cost synergies, may not be fully realized or may take longer to realize than expected; the ability to promptly and effectively integrate the businesses of DICK'S Sporting Goods and Foot Locker following the closing of the Transaction; the dilution caused by the issuance of shares of DICK'S Sporting Goods common stock in the Transaction; the possibility that a Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the terms of the debt financing incurred in connection with the Transaction; reputational risk and potential adverse reactions of DICK'S Sporting Goods' or Foot Locker's customers, employees or other business partners; and the diversion of DICK'S Sporting Goods' and Foot Locker's management's attention and time from ongoing business operations and opportunities due to the Transaction. These factors are not necessarily all of the factors that could cause DICK'S Sporting Goods', Foot Locker's or the combined company's actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm DICK'S Sporting Goods', Foot Locker's or the combined company's results.

For additional information on these and other factors that could affect DICK'S Sporting Goods' or Foot Locker's actual results, see the risk factors set forth in DICK'S Sporting Goods' and Foot Locker's filings with the Securities and Exchange Commission (the "SEC"), including DICK'S Sporting Goods' most recent Annual Report on Form 10-K, filed with the SEC on March 27, 2025, and its other filings with the SEC, and Foot Locker's most recent Annual Report on Form 10-K, filed with the SEC on March 27, 2025, and its other filings with the SEC. DICK'S Sporting Goods and Foot Locker disclaim and do not undertake any obligation to update or revise any forward-looking statement in this presentation, except as required by applicable law or regulation. Forward-looking statements included in this presentation are made as of the date of this presentation.

NON-GAAP FINANCIAL MEASURES

In addition to reporting the Company's financial results in accordance with generally accepted accounting principles ("GAAP"), the Company reports certain financial results that differ from what is reported under GAAP. These non-GAAP financial measures include EBITDA, which management believes provides investors with useful supplemental information to evaluate the Company's ongoing operations and to compare with past and future periods. Management also uses these non-GAAP measures internally for forecasting, budgeting, and measuring its operating performance. These measures should be viewed as supplementing, and not as an alternative or substitute for, the Company's financial results prepared in accordance with GAAP. The methods used by the Company to calculate its non-GAAP financial measures may differ significantly from methods used by other companies to compute similar measures. As a result, any non-GAAP financial measures presented herein may not be comparable to similar measures provided by other companies. A reconciliation of the Company's non-GAAP measures to the most directly comparable GAAP financial measures are provided on the Company's website at https://investors.dicks.com.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the Transaction, DICK'S Sporting Goods intends to file with the SEC a registration statement on Form S-4, which will include a proxy statement of Foot Locker that also constitutes a prospectus for the shares of DICK'S Sporting Goods common stock to be offered in the Transaction. Each of DICK'S Sporting Goods and Foot Locker may also file other relevant documents with the SEC regarding the Transaction. This communication is not a substitute for the proxy statement/prospectus or registration statement or any other document that DICK'S Sporting Goods or Foot Locker may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to shareholders of Foot Locker. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT DICK'S SPORTING GOODS, FOOT LOCKER, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about DICK'S Sporting Goods, Foot Locker and the Transaction once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by DICK'S Sporting Goods will be available free of charge on DICK'S Sporting Goods' website at https://investors.dicks.com. Copies of the documents filed with the SEC by Foot Locker will be available free of charge on Foot Locker's website at https://investors.footlocker-inc.com.

PARTICIPANTS IN THE SOLICITATION

DICK'S Sporting Goods, Foot Locker and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information about the directors and executive officers of DICK'S Sporting Goods is set forth in DICK'S Sporting Goods' proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on May 2, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001089063/000108906325000054/dks-20250501.htm, under the headings "Corporate Governance," "Director Compensation," "Executive Compensation," "Transactions with Related Persons" and "Stock Ownership," DICK'S Sporting Goods' Annual Report on Form 10-K for the fiscal year ended February 1, 2025, which was filed with the SEC on March 27, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1089063/000108906325000012/dks-20250201.htm, and to the extent holdings of DICK'S Sporting Goods securities by its directors or executive officers have changed since the amounts set forth in DICK'S Sporting Goods' proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes in Beneficial Ownership on Form 4, which are filed with the SEC. Information about the directors and executive officers of Foot Locker is set forth in Foot Locker's proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on April 10, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/850209/000110465925033769/tm2425908-3_def14a.htm, under the headings "Governance," "Director Compensation," "Executive Compensation" and "Shareholder Ownership," Foot Locker's Annual Report on Form 10-K for the fiscal year ended February 1, 2025, which was filed with the SEC on March 27, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/850209/000143774925009620/fl-20241213_10k.htm, and to the extent holdings of Foot Locker securities by its directors or executive officers have changed since the amounts set forth in Foot Locker's proxy statement for its 2025 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Changes in Beneficial Ownership on Form 4, which are filed with the SEC.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by DICK'S Sporting Goods and Foot Locker will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by DICK'S Sporting Goods will be available free of charge on DICK'S Sporting Goods' website at https://investors.dicks.com and those filed by Foot Locker will be available free of charge on Foot Locker's website at https://investors.footlocker-inc.com.

CREATING A GLOBAL LEADER IN THE SPORTS RETAIL INDUSTRY

DICK'S

$13B FY24 REVENUE	$1.9B[1] FY24 EBITDA
47 STATES	856 STORES

~$140B
FY24 TOTAL ADDRESSABLE U.S. MARKET ACROSS FOOTWEAR, APPAREL AND HARDLINES

DICK'S + Foot Locker

$21B FY24 REVENUE	$2.3B[2] FY24 ADJUSTED EBITDA
26 COUNTRIES	3,266 STORES

~$300B
FY24 TOTAL ADDRESSABLE GLOBAL MARKET ACROSS THE SPORTS RETAIL INDUSTRY

Note: Company metrics represent FY24 from respective public filings. As of May 2025, Foot Locker is in 20 countries. Total addressable market information obtained from Circana, Euromonitor, Technavio and DICK'S proprietary data.
[1] Represents a non-GAAP financial measure. See the Company's website at investors.DICKS.com for a reconciliation of this measure to the most directly comparable GAAP measure.
[2] Includes $395M of adjusted EBITDA attributable to Foot Locker in FY24.

FOOT LOCKER FY24 SNAPSHOT

Foot Locker

$8B	$193M	$395M
FY24 REVENUE	FY24 ADJUSTED EBIT	FY24 ADJUSTED EBITDA

UNLOCK THE "INNER SNEAKERHEAD" IN ALL OF US

Foot Locker

CHAMPS SPORTS

Kids Foot Locker

WSS

atmos

BROAD INTERNATIONAL RETAIL REACH


Foot Locker

2.4K+
GLOBAL STORE COUNT

26
COUNTRIES

STRONG OMNICHANNEL CAPABILITIES



~49%
OF 4Q24 SALES IN NORTH AMERICA CAME FROM LOYALTY MEMBERS

18%
FY24 DIGITAL PENETRATION

407
COMPLETED STORE REFRESHES IN 2024

Note: Company metrics represent FY24 from respective public filings. As of May 2025, Foot Locker is in 20 countries.

CORE BENEFITS OF THIS ACQUISITION

DICK'S + Foot Locker

1. CREATE A GLOBAL PLATFORM WITHIN THE GROWING SPORTS RETAIL INDUSTRY
2. SERVE A BROADER SET OF CONSUMERS ACROSS DIFFERENTIATED CONCEPTS
3. STRENGTHEN RELATIONSHIPS WITH BRAND PARTNERS THROUGH GLOBAL REACH
4. INVEST IN GROWTH THROUGH AN INDUSTRY-LEADING OMNICHANNEL EXPERIENCE
5. UNLOCK OPERATIONAL EFFICIENCIES THAT CREATE SHAREHOLDER VALUE

1 CREATE A GLOBAL PLATFORM WITHIN THE GROWING SPORTS RETAIL INDUSTRY

THE SPORTS RETAIL INDUSTRY IS A HEALTHY, GROWING INDUSTRY WITH A ~$300B GLOBAL TAM...



856
1,665
DICK'S
Foot Locker
2,521
Foot Locker
608
Foot Locker
137
DICK'S and Foot Locker North America Presence
Foot Locker North America Presence
Foot Locker EMEA Presence
Foot Locker Asia Pacific Presence

~6%

25E – 29E GLOBAL SPORTS RETAIL CAGR



...AND GLOBAL CONSUMER TRENDS REMAIN FAVORABLE

1) CONVERGENCE OF SPORT AND CULTURE HAS NEVER BEEN STRONGER
2) INCREASED EMPHASIS ON HEALTH AND WELLNESS
3) WIDESPREAD SHIFT TOWARDS CASUAL WEAR AND SNEAKERS AS SELF-EXPRESSION

Note: Store counts represent FY24 from respective public filings and excludes licensed operations. As of May 2025, Foot Locker is in 20 countries. Global sports retail CAGR data obtained from Euromonitor and Technavio.

2 SERVE A BROADER SET OF CONSUMERS ACROSS DIFFERENTIATED CONCEPTS

DICK'S

DICK'S HOUSE OF SPORT

GOLF GALAXY

GC GAMECHANGER BY DICK'S SPORTING GOODS

GOING GOING GONE! DICK'S

Foot Locker

CHAMPS SPORTS

Kids Foot Locker

WSS

atmos

3 STRENGTHEN RELATIONSHIPS WITH BRAND PARTNERS THROUGH GLOBAL REACH

4 INVEST IN GROWTH THROUGH AN INDUSTRY-LEADING OMNICHANNEL EXPERIENCE

DIFFERENTIATED STORE CONCEPTS


HOUSE OF CLEATS
SOCCER
FOOTBALL
FIELDER'S FINEST
SPORTS CHANGE LIVES
Foot Locker
SNEAKER HUB

LEADING DIGITAL EXPERIENCES


Foot Locker
GREY DAYS ARE HERE
New Balance Grey Day
Releases
June
Store Mode
My ScoreCard
$20
3X POINTS
Sarah Zamora
DICK'S
DICK'S FAN SHOP

5 UNLOCK OPERATIONAL EFFICIENCIES THAT CREATE SHAREHOLDER VALUE


DSG

PROCUREMENT AND DIRECT SOURCING EFFICIENCIES ACROSS CATEGORIES

EXPECT TO DELIVER
$100 - $125M
OF COST SYNERGIES IN THE MEDIUM-TERM

TRANSACTION SUMMARY

MERGER CONSIDERATION

- DICK'S IS ACQUIRING 100% OF THE OUTSTANDING SHARES OF FOOT LOCKER (THE "TRANSACTION") AT A PRICE OF $24.00 PER SHARE
- FOOT LOCKER SHAREHOLDERS CAN ELECT TO RECEIVE EITHER $24.00 IN CASH OR 0.1168 SHARES OF DICK'S COMMON STOCK FOR EACH SHARE OF FOOT LOCKER COMMON STOCK[1]
- THIS TRANSACTION IMPLIES AN EQUITY VALUE OF APPROXIMATELY $2.4B AND AN ENTERPRISE VALUE OF APPROXIMATELY $2.5B

FINANCING

- PLAN TO FINANCE THE ACQUISITION THROUGH A COMBINATION OF CASH-ON-HAND AND NEW DEBT
- EVEN IN AN ALL-CASH FUNDING SCENARIO, DICK'S INTENDS TO MAINTAIN A STRONG BALANCE SHEET FOLLOWING COMPLETION OF THE TRANSACTION
- ANTICIPATE UPSIZING REVOLVER TO $2.0B
- DICK'S IS COMMITTED TO MAINTAINING ITS INVESTMENT GRADE RATING FOLLOWING THE COMPLETION OF THE TRANSACTION

TIMING

- THE TRANSACTION IS SUBJECT TO FOOT LOCKER SHAREHOLDER APPROVAL AND OTHER CUSTOMARY CLOSING CONDITIONS, INCLUDING REGULATORY APPROVALS
- THE TRANSACTION IS EXPECTED TO CLOSE H2 CY25

FINANCIAL IMPACT

- THE TRANSACTION IS EXPECTED TO BE ACCRETIVE TO EPS IN THE FIRST FULL FISCAL YEAR POST-CLOSE[2]
- THE TRANSACTION IS EXPECTED TO DELIVER $100 - $125M OF COST SYNERGIES IN THE MEDIUM-TERM

[1] Exchange ratio based on 5-Day VWAP on 5/14/2025 of $205.54
[2] Excludes transaction and other one-time costs to achieve synergies.

DICK'S

Foot Locker